      As filed with the Securities and Exchange Commission on April 12, 2002
                                                      Registration No. 333-_____




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                         AMERITRADE HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

      DELAWARE                                          47-0642657
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                             4211 South 102nd Street
                              Omaha, Nebraska 68127
               (Address of principal executive offices) (zip code)

          Ameritrade Holding Corporation 1996 Long-Term Incentive Plan
                            (Full title of the plan)

                                 Ellen L. Koplow
                         Ameritrade Holding Corporation
                          134 National Business Parkway
                                  Fourth Floor
                       Annapolis Junction, Maryland 20701
                     (Name and address of agent for service)

   Telephone number, including area code, of agent for service: (240) 568-3503 copy to

                                 Carol S. Rivers
                            Mayer, Brown, Rowe & Maw
                              190 S. LaSalle Street
                             Chicago, Illinois 60603
                       ----------------------------------
                         CALCULATION OF REGISTRATION FEE
================================================================================

                                                        Proposed Maximum           Proposed Maximum
    Title of Securities          Amount to be           Offering Price per        Aggregate Offering            Amount of
     to be Registered            Registered                   Share(1)                 Price(1)              Registration Fee
     ----------------             ----------                  -------                  --------              ----------------

Class A Common
Stock, $.01 par value             10,400,000                  $6.10                   $63,440,000                  $5,837


 (1) Estimated solely for the purpose of computing the registration fee, pursuant to Rule 457(c) under the Securities Act of 1933 on the basis of the average of the high and low sale prices of the Class A Common Stock on the Nasdaq National Market on April 11, 2002.

--------------------------------------------------------------------------------

         Pursuant to General Instruction E to Form S-8, the contents of the Company's Registration Statement on Form S-8, File No. 333-40633 (the "Prior Registration Statement") are incorporated herein by reference. This Registration Statement covers 10,400,000 shares, which together with the 9,600,000 shares (after giving effect to the Registrant's previous stock splits) being carried forward from the Prior Registration Statement and upon which a fee has previously been paid, constitute the 20,000,000 shares registered for issuance under the Ameritrade Holding Corporation 1996 Long-Term Incentive Plan.



                                     PART II


                             INFORMATION REQUIRED IN
                           THE REGISTRATION STATEMENT

Item 8.  Exhibits.

         See the Exhibit Index, which is incorporated herein by reference.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, Nebraska, on April 12, 2002.

                                                  Ameritrade Holding Corporation


                                                  By: /s/ Joseph H. Moglia
                                                      --------------------
                                                          Joseph H. Moglia
                                                  Its:  Chief Executive Officer

        Each person whose signature appears below constitutes and appoints each of J. Joe Ricketts, Joseph H. Moglia and John R. MacDonald such person's true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                        Title                                          Date
---------                        -----                                          ----

/s/ Joseph H. Moglia             Chief Executive Officer                        April 12, 2002
-------------------------       (Principal Executive Officer)
Joseph H. Moglia

/s/ John R. MacDonald            Executive Vice President, Chief Financial      April 12, 2002
-------------------------        Officer and Treasurer (Principal Financial
John R. MacDonald                and Accounting Officer)

/s/ J. Joe Ricketts              Chairman of the Board                          April 12, 2002
------------------------
J. Joe Ricketts

/s/ Gene L. Finn                 Director                                       April 12, 2002
------------------------
Gene L. Finn

                                 Director                                       April 12, 2002
------------------------
David W. Garrison

/s/ Thomas Y. Hartley            Director                                       April 12, 2002
------------------------
Thomas Y. Hartley



/s/ Charles L. Marinaccio        Director                                       April 12, 2002
------------------------
Charles L. Marinaccio

/s/ Mark L. Mitchell             Director                                       April 12, 2002
------------------------
Mark L. Mitchell

/s/ J. Peter Ricketts            Director                                       April 12, 2002
------------------------
J. Peter Ricketts

/s/ Robert T. Slezak             Director                                       April 12, 2002
------------------------
Robert T. Slezak

/s/ John W. Ward                 Director                                       April 12, 2002
------------------------
John W. Ward

                                  EXHIBIT INDEX


Exhibit Number      Description of Document
-------------       -----------------------

       4.1 Form of Certificate for Class A Stock (incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement No. 33-17495)

       4.2          Ameritrade Holding Corporation 1996 Long-Term Incentive Plan

       5.1          Opinion of Mayer, Brown, Rowe & Maw

       23.1         Consent of Deloitte & Touche LLP

       23.2         Consent of Mayer, Brown, Rowe & Maw (included in Exhibit
                    5.1)

       24.1         Powers of Attorney (included on the signature pages hereto)